UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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UNIVERSAL DISPLAY CORPORATION

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Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000459393_1 R1.0.1.18 UNIVERSAL DISPLAY CORPORATION Annual Meeting June 18, 2020 June 18, 2020 2:00 PM EDT April 03, 2020 Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/OLED2020 Meeting Information You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. g g g 0000459393_2 R1.0.1.18 1. Notice & Proxy Statement 2. 10K Wrap Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items 0000459393_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following proposal(s): 1. 1. Election of the nine directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified. Nominees 1A Steven V. Abramson 1B Cynthia J. Comparin 1C Richard C. Elias 1D Elizabeth H. Gemmill 1E C. Keith Hartley 1F Celia M. Joseph 1G Lawrence Lacerte 1H Sidney D. Rosenblatt 1I Sherwin I. Seligsohn The Board of Directors recommends you vote FOR the following proposal(s): 2. Advisory resolution to approve compensation of the Company's named executive officers. 3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2020.

Voting items Continued NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions 0000459393_4 R1.0.1.18